Exhibit 99.1

Ikena Oncology and Inmagene Biopharmaceuticals Announce Agreement for Merger and Private Placement

Inmagene Biopharmaceuticals is a clinical stage company focused on developing IMG-007, a non-depleting anti-OX40 monoclonal antibody with an extended half-life and a silenced ADCC function

The transaction is expected to result in approximately $175 million to support further development of IMG-007, including $75 million from an oversubscribed Private Placement that will close immediately following the merger

The Financing includes both new investors such as Deep Track Capital, Foresite Capital, RTW Investments, and existing Ikena investors such as BVF Partners L.P., Blue Owl Healthcare Opportunities, Omega Funds, and OrbiMed

The transaction is expected to close in mid-2025

BOSTON, MA and SAN DIEGO, CA, December 23, 2024, – Ikena Oncology, Inc. (Nasdaq: IKNA, “Ikena,”) and Inmagene Biopharmaceuticals (“Inmagene”) announced they have entered into a definitive merger agreement. In connection with the merger, Ikena has entered into subscription agreements for a $75 million private placement (the “Financing”) with a syndicate that includes new investors such as Deep Track Capital, Foresite Capital, RTW Investments and existing Ikena investors, such as BVF Partners L.P., Blue Owl Healthcare Opportunities, Omega Funds, and OrbiMed. The combined company will focus on the development of IMG-007, a monoclonal antibody (mAb) targeting OX40, for the treatment of atopic dermatitis. The combined company plans to operate under the name “ImageneBio, Inc.” (“ImageneBio”) and trade on NASDAQ under the ticker “IMA”.

“In our search for the right partner for Ikena, Inmagene’s IMG-007 differentiated clinical data in atopic dermatitis and potential as a pipeline in a product across the I&I space was a compelling fit,” commented Mark Manfredi, PhD, Chief Executive Officer of Ikena. “We believe IMG-007 has the potential to be extremely impactful for patients with inflammatory diseases , while also building value for our shareholders.”

OX40 is a costimulatory receptor that presents primarily on activated T cells. Anti-OX40 mAbs have demonstrated efficacy in placebo-controlled studies in atopic dermatitis. IMG-007 is a mAb targeting OX40 with potential utility in a wide range of inflammatory indications, including atopic dermatitis, asthma, hidradenitis suppurativa, systemic sclerosis and others. IMG-007 has a longer half-life compared to other OX40-targeting mAbs in Phase 2 and later development, enabling its potential for dose and schedule optimization. In addition, IMG-007 has silenced antibody dependent cellular cytotoxicity (ADCC) function, and is non-T cell depleting, leading to a potentially improved tolerability profile relative to other mAbs in the class. IMG-007’s Phase 2b clinical trial in atopic dermatitis is expected to begin in early 2025.

“We are pleased to work with the Ikena team and multiple worldclass healthcare investors on this reverse merger and PIPE transaction. This is an important step for us to gain powerful resources to maximize the opportunities for IMG-007, a highly differentiated drug candidate with best-in-class potential,” commented Jonathan Wang, PhD, founder, Chairman and Chief Executive Officer of Inmagene. “We are well-positioned to advance IMG-007 development and look forward to executing our development plan in atopic dermatitis and potentially additional indications.”

Exhibit 99.1

About the Proposed Transaction and Combined Company Management

Following the closing of the merger and the Financing, Ikena stockholders are expected to own approximately 34.8% of the combined company. Inmagene equity holders are expected to own approximately 43.5%, and the Financing investors are expected to own approximately 21.7%.

The board of directors of the combined company will be comprised of three directors from the current Inmagene board, two directors from the current Ikena board, a board member representing the investors in the Financing, and a new independent board member. Inmagene and Ikena will mutually decide on future leadership of ImageneBio and a formal search for the chief executive officer of the combined company has been initiated.

The shareholders of the two companies will obtain contingent value rights (CVRs). The Inmagene shareholders will receive CVRs for Inmagene’s non-IMG-007 assets, and the Ikena shareholders will receive CVRs for Ikena’s legacy pipeline assets.

The transaction has been approved by the board of directors of both companies and is expected to close in mid-2025, subject to customary closing conditions, including approval by the shareholders of each company.

In connection with the reverse merger, directors and officers of both companies, certain shareholders of Inmagene and certain shareholders of Ikena have executed support agreements, pursuant to the terms of which they have agreed to vote all of their shares of capital stock in favor of the merger or the issuance of Ikena shares in the merger, as applicable.

About Inmagene Biopharmaceuticals

Inmagene is a global clinical-stage biotechnology company developing novel therapeutics for immunological and inflammatory (I&I) diseases. The company’s highly differentiated clinical-stage pipeline has multiple candidates with best-in-class potential. The lead asset IMG-007, a nondepleting anti-OX40 mAb, recently completed a Phase 2a clinical trial in atopic dermatitis. For more information, please visit www.inmagenebio.com.

About Ikena Oncology

Ikena Oncology® develops differentiated therapies for patients in need that target nodes of cancer growth, spread, and therapeutic resistance. Ikena aims to utilize its depth of institutional knowledge and breadth of tools to efficiently develop the right drug using the right modality for the right patient. To learn more, visit www.ikenaoncology.com.

About IMG-007

IMG-007 is a humanized anti-OX40 IgG1 mAb, with a silenced ADCC function and an extended half-life. The OX40-OX40L axis is important in T cell activation, expansion, and survival, thereby playing an important role in the pathogenesis of a spectrum of I&I diseases. In nonclinical studies, IMG-007 potently blocked the signaling between OX40 and OX40L. IMG-007’s SC formulation has demonstrated a half-life of 34.7 days, which would enable the potential for competitive dose regimens, such as potentially Q24W dosing in the maintenance phase for atopic dermatitis treatment. In a recently completed Phase 2a trial in patients with moderate-to-severe atopic dermatitis, IMG-007 demonstrated marked and durable clinical activity and well-tolerated safety profile.

Exhibit 99.1

Advisors

Leerink Partners is acting as exclusive financial advisor to Ikena for the transaction and as exclusive placement agent for the Financing. Goodwin Procter LLP is serving as legal counsel to Ikena. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. is serving as legal counsel to the placement agent. Evercore is acting as an exclusive financial advisor to Inmagene. Cooley LLP is serving as legal counsel to Inmagene.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger; Ikena’s cash position at December 31, 2023 and for subsequent periods; the combined company’s listing on Nasdaq after closing of the proposed merger; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of the Financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at closing of the proposed merger and the combined company’s cash runway following the proposed merger and the Financing; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates or platform technologies of the combined company; the executive and board structure of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical results; the potential of Ikena stockholders and Inmagene shareholders to receive net proceeds pursuant to the CVRs; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Ikena, Inmagene or the proposed transactions herein will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Ikena’s control. Ikena’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to closing of the proposed merger are not satisfied, including the failure to timely obtain shareholder approval for the merger agreement and the transactions contemplated thereby, if at all; (ii) uncertainties as to the timing of the consummation of the proposed merger and the ability of each of Ikena and Inmagene to consummate the proposed merger; (iii) risks related to Ikena’s ability to manage its operating expenses and its expenses associated with the proposed merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed merger; (v) the risk that as a result of adjustments to the exchange ratio, Ikena stockholders and Inmagene shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Ikena’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; (ix) the uncertainties associated with Inmagene’s platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed merger,

Exhibit 99.1

including with respect to future financial and operating results; (xiv) risks associated with Ikena’s financial close process; (xv) the risk that the Concurrent Financing is not consummated; (xvi) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement and any agreements entered into in connection therewith; and (xvii) the possibility that holders of CVRs may never receive any proceeds therefrom. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Ikena’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC, and in other filings that Ikena makes and will make with the SEC in connection with the proposed merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Ikena expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Ikena or Inmagene.

Participants in the Solicitation

This communication relates to the proposed merger transaction involving Ikena and Inmagene and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, Ikena will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Ikena may file with the SEC and or send to Ikena’s shareholders in connection with the proposed merger transaction. Ikena, Inmagene, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Ikena’s shareholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Ikena is set forth in its proxy statement, which was filed with the SEC on April 26, 2024, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described below. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF IKENA ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IKENA, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U. S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Exhibit 99.1

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Ikena with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Ikena with the SEC will also be available free of charge on Ikena’s website at www.ikenaoncology.com, or by contacting Ikena’s Investor Relations at rcohen@ikenaoncology.com.

Inmagene Contact:

Anna Vardanyan

vardanyana@inamgenebio.com

Ikena Contact:

Rebecca Cohen

rcohen@ikenaoncology.com